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    VEL ACCOUNT III OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

         SUPPLEMENT DATED JULY 19, 2000 TO PROSPECTUS DATED MAY 1, 2000


                                      * * *

The first paragraph of the attached Prospectus is amended to read it its entirety as follows:

   This Prospectus provides important information about Allmerica Estate Optimizer, a modified payment variable life insurance contract issued by Allmerica Financial Life Insurance and Annuity Company. The contracts are funded through VEL Account III, a separate investment account of the Company that is referred to as the Variable Account. The Contracts are designed for a large single payment and limit the ability to make additional payments. The Contract requires the Contract Owner to make an initial payment of at least $25,000. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

                                      * * *

This supplement should be retained with the Prospectus for further reference.






                                           SUPPLEMENT DATED JULY 19, 2000
                                           AGENCY SPVUL (OREGON)